                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT



                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934



                               October 16, 1997
               ------------------------------------------------
               Date of Report (Date of earliest event reported)


                             SIEBEL SYSTEMS, INC.
               ------------------------------------------------
            (Exact name of registrant as specified in its charter)



        Delaware                     0-20725                  94-3187233
-------------------------------   --------------         --------------------
(State or other jurisdiction of     (Commission            (I.R.S. Employer
        incorporation)              File Number)          Identification No.)


                            1855 South Grant Street
                              San Mateo, CA 94402
                    --------------------------------------
                   (Address of principal executive offices)


                                (650) 295-5000
              --------------------------------------------------
             (Registrant's telephone number, including area code)

ITEM 5.  OTHER EVENTS

On October 16, 1997, the Registrant reported its sales and earnings results for the quarter ended September 30, 1997. Attached as Appendix A to this report are the Registrant's Consolidated Statements of Operations for the three month period and the nine month period ended September 30, 1997 and the Registrant's Consolidated Balance Sheets as of December 31, 1996 and September 30, 1997 each as reported in a press release by the Registrant dated October 16, 1997. The Company will provide more detailed information concerning its quarterly results in its Quarterly Report on Form 10-Q for the quarter ended September 30, 1997.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     SIEBEL SYSTEMS, INC.


Dated:    October 20, 1997           By: /s/ Howard H. Graham
                                     ------------------------------------------
                                     Howard H. Graham
                                     Senior Vice President, Finance and
                                     Administration and Chief Financial Officer

                                  APPENDIX A

                             SIEBEL SYSTEMS, INC.

                     CONSOLIDATED STATEMENTS OF OPERATIONS
               (In thousands, except per share data, unaudited)


                                         THREE MONTHS ENDED    NINE MONTHS ENDED
                                            SEPTEMBER 30         SEPTEMBER 30
                                            ------------         ------------
                                          1997       1996       1997       1996
                                          ----       ----       ----       ----
Revenues:
  Software                               $27,969    $10,235    $65,365   $21,373
  Maintenance, consulting and other        4,648        936     11,251     2,053
                                         -------    -------    -------   -------
        Total revenues                    32,617     11,171     76,616    23,426

Cost of revenues:
  Software                                   723         20      1,166        56
  Maintenance, consulting and other        1,666        525      4,877     1,290
                                         -------    -------    -------   -------

        Total cost of revenues             2,389        545      6,043     1,346
                                         -------    -------    -------   -------

        Gross margin                      30,228     10,626     70,573    22,080

Operating expenses:
  Product development                      3,352      1,685      8,774     3,836
  Sales and marketing                     15,950      5,443     36,778    12,049
  General and administrative               2,456      1,395      6,930     2,823
                                         -------    -------    -------   -------
        Total operating expenses          21,758      8,523     52,482    18,708
                                         -------    -------    -------   -------
        Operating income                   8,470      2,103     18,091     3,372

Other income, net                            726        442      2,103       671
                                         -------    -------    -------   -------
        Income before income taxes         9,196      2,545     20,194     4,043

Income tax expense                         3,494        952      7,674     1,551
                                         -------    -------    -------   -------
        Net income                       $ 5,702    $ 1,593    $12,520   $ 2,492
                                         =======    =======    =======   =======
Net income per share                     $  0.14    $  0.04    $  0.31   $  0.06
                                         =======    =======    =======   =======
Shares used in net income per share
  computation                             40,702     39,982     39,820    38,920
                                         =======    =======    =======   =======

                             SIEBEL SYSTEMS, INC.

                          CONSOLIDATED BALANCE SHEETS
                                (In thousands)

                                                September 30,   December 31,
                                                    1997            1996
                                                    ----            ----
                                    Assets
                                    ------
                                                 (unaudited)
Current assets:
  Cash and cash equivalents                       $ 22,631         $ 22,671
  Short-term investments                            53,362           49,716
  Accounts receivable, net                          31,337           12,855
  Deferred income taxes                              1,067            1,067
  Prepaids and other                                 5,676            4,258
                                                  --------         --------
        Total current assets                       114,066           90,567

Property and equipment, net                         10,701            8,310
Other assets                                         1,103              624
                                                  --------         --------
        Total assets                              $125,870         $ 99,501
                                                  ========         ========

                     Liabilities and Stockholders' Equity
                     ------------------------------------

Current liabilities:
  Accounts payable                                $  1,638         $  3,107
  Accrued expenses                                  17,831            6,768
  Income taxes payable                               1,050            2,018
  Deferred revenue                                   8,200            6,212
                                                  --------         --------
        Total current liabilities                   28,719           18,105

  Deferred income taxes                                205              205
                                                  --------         --------

        Total liabilities                           28,924           18,310

Stockholders' equity:
  Common stock                                          35               34
  Additional paid-in capital                        80,081           77,359
  Notes receivable from stockholders                  (406)            (508)
  Deferred compensation                               (625)          (1,035)
  Retained earnings                                 17,861            5,341
                                                  --------         --------
        Total stockholders' equity                  96,946           81,191
                                                  --------         --------
        Total liabilities and stockholders'
         equity                                   $125,870         $ 99,501
                                                  ========         ========

                                      -5-